PARTICIPATION INTEREST PURCHASE AGREEMENT

THIS PARTICIPATION INTEREST PURCHASE AGREEMENT (“Agreement”) is made and entered into this 5th day of June, 2015 (the “Effective Date”), by and among KEYSTONE ENERGY, LLC, a Delaware limited liability company (the “Purchaser”), CEGX OF TEXAS, LLC, a Texas limited liability company (“CEGX”), and each of the parties signing a counterpart signature page to this Agreement (each a “Seller’s Counterpart Signature Page”) in the form of Exhibit “A” attached hereto (each, a “Seller”, and, collectively, the “Sellers”).

R E C I T A L S:

WHEREAS, the Sellers are holders of varying numbers of the aggregate SEVENTY-THREE (73) participation interests (each a “Participation Interest” and, collectively, the “Participation Interests”) which represent 100% of the beneficial ownership of the Oil and Gas Properties (defined below), managed heretofore through the Bradford Joint Venture Partnership (“BJVP”), of which they are beneficially possessed pursuant to those certain Bradford Joint Venture Participation Agreements each entered into with CEGX to acquire such Participation Interests as of the commencement of those investments, the form of which is attached hereto as Exhibit “B” (the “Bradford Participation Agreement”). The individual holdings of each Seller as are summarized on the roster attached hereto as Exhibit “C” (the “Participation Roster”);

WHEREAS, Sellers are the beneficial owners, by virtue of their Participation Interests, in their respective undivided working interests in the Oil and Gas Properties notwithstanding that CEGX heretofore has not formally documented its conveyance of said working interests to them as a matter of public record, yet has heretofore recognized the same as a matter of administrative expediency and has provided the Sellers such detailed records of account and reports relating to said Participation Interests, as well as all tax information attributable thereto, as if the conveyances over of the Participation Interests heretofore had been formally made a matter of public record, to enable the tracking and reporting by the Sellers of the benefits and burdens of their beneficial interests in the Oil and Gas Properties that the Participation Interests represent, for purposes of, among other things, their reporting to any applicable federal, state or local income or other taxing authorities, any applicable tax attributes generated thereby, which each Seller hereby affirms has been the case;

WHEREAS, CARDINAL ENERGY GROUP, INC., a Nevada corporation (“Cardinal”), is a Seller hereunder as the holder of TWENTY (20) of the Participation Interests, and as partial consideration for its sale of Participation Interests and its beneficial ownership of the Oil and Gas Properties, Cardinal shall receive a FIVE (5%) PERCENT equity interest in Purchaser, in accordance with this Agreement;

WHEREAS, CEGX is a wholly-owned subsidiary of Cardinal and is the record holder of title in and to the Oil And Gas Properties (defined below);

WHEREAS, Purchaser desires to purchase, and each of the Sellers desires to sell, all of their respective Participation Interests and beneficial ownership of the Oil and Gas Properties to Purchaser, upon the terms, and subject to the conditions herein stated, and CEGX desires to assign any rights it may have in the Oil and Gas Properties to Purchaser;

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NOW, THEREFORE, in consideration of the mutual covenants of the parties hereinafter contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation. The above recitals are true and correct and are hereby incorporated herein by this reference.

2. Agreement of Purchase and Sale of Participation Interests. Subject to all of the terms and conditions expressed in this Agreement, effective as of the execution hereof, Sellers and CEGX hereby sell, assign and transfer to the Purchaser all of their rights, titles and interests in and to the following, pursuant to the form of assignment set forth on Exhibit D (the “Assignment”):

(i) All of Sellers’ Participation Interests, along with any and all beneficial ownership in and to the the Oil and Gas Properties represented by the Participation Interests;

(ii) those certain oil and gas leases, along with the associated contracts and real property interests necessary and useful in the ownership and operation thereof, all situated in Shackelford County, Texas (the “Oil and Gas Leasehold”);

(iii) the oil and gas wells located on the Oil and Gas Leasehold, along with the associated fixtures and personal property, including hydrocarbons produced therefrom (the “Wells”); and

(iv) the rights in and to that certain Farmout Agreement between CEGX and Bluff Creek Petroleum, LLC (the “Farmout Agreement”, and along with the Oil and Gas Leasehold and the Wells, all, collectively the “Oil and Gas Properties”, all of which are more fully described on Exhibit E).

3. Purchase Price. As payment in full for the Participation Interests and the Oil and Properties, Purchaser shall, subject to the provisions of Section 4, (i) pay Sellers ONE MILLION FIVE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,575,000) (the “Cash Purchase Price”) by wire transfer, pursuant to instructions provided by Sellers, and (ii), in lieu of cash payments for 10 of Cardinal’s Participation Interests, assign to Cardinal a five percent (5.00%) ownership interest in Purchaser (the “Cardinal Keystone Interest”) in accordance with Section 721 of the Internal Revenue Code (“Code”), subject to the execution by Cardinal of the Limited Liability Company Agreement of the Purchaser. The Cash Purchase Price payable to each Seller has been calculated by multiplying TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) (“Purchase Price Per Unit”) by the number of Participation Interests held by each Seller as reflected on the Participation Interest Roster, and confirmed on each Seller’s Counterpart Signature Page.

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4. Closing and Escrow. Notwithstanding any other provision of this Agreement to the contrary, on the Effective Date, the Sellers and CEGX shall execute and deliver the Assignment, in recordable form, to Ryan W. Sears (“Escrow Agent”) to hold in escrow until the first of the following to occur: (a) the full payment of the Cash Purchase Price to Sellers; or (b) the expiration of 365 days following the Effective Date (the “Escrow Period”). Upon Sellers receipt of the Cash Purchase Price, CEGX, as agent for all Sellers, shall notify Escrow Agent (the “Payment Notice”). Upon receipt of the Payment Notice, Escrow Agent will immediately release the Assignment to Purchaser. The date upon which Escrow Agent delivers the Assignment to Purchaser shall be deemed the effective date of the transfer of all ownership interests from the Sellers to Purchaser (the “Assignment Effective Date”). Except as set forth below in Section 5, at all times prior to the Assignment Effective Date, each Seller shall be entitled to receive all benefits of ownership of the Oil and Gas Properties, including any revenue that each Seller would be entitled to receive by virtue of its ownership of Participation Interests. If, prior to the end of the Escrow Period, the Escrow Agent has not received (x) the Payment Notice or (y) independently verifiable evidence that the full Cash Purchase Price was delivered to the Sellers, then, on the day following the end of the Escrow Period, the Escrow Agent shall redeliver the Assignment to CEGX as the agent for the Sellers. Upon redelivery to CEGX, the Assignment shall be deemed void, and treated as if never made.

5. Payment to Cardinal. Notwithstanding any other provision of this Agreement to the contrary, the Sellers acknowledge that on the Effective Date, Purchaser shall pay Cardinal TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), its respective portion of the Cash Purchase Price, and Purchaser shall be entitled to the beneficial ownership of all of Cardinal’s twenty (20) Participation Interests and its respective share of the Oil and Gas Properties (collectively, “Cardinal’s Interest”), provided however that Purchaser shall not be entitled to receive any assignment of Cardinal Interest until all Sellers receive their respective share of the Cash Purchase Price. Cardinal and CEGX shall hold Cardinal’s Interest in trust for Purchaser following the Effective Date. If Purchaser timely pays the Cash Purchase Price to Sellers as set forth in Section 4, record title to Cardinal’s Interest shall pass to Purchaser on the Assignment Effective Date along with delivery of the Assignment. If Purchaser fails to pay the Cash Purchase Price to Sellers prior the end of the Escrow Period, Cardinal may reacquire the Cardinal Interest for ONE HUNDRED DOLLARS ($100.00).

6. Initial Advance. As consideration for Sellers’ agreement to deliver the Assignment to the Escrow Agent, on the Effective Date, Purchaser irrevocably agrees to pay up to TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), or such greater amounts that Purchaser may elect in its discretion (the “Initial Advance”), to CEGX for the purpose of making improvements to the Oil and Gas Properties (the “Improvements”). Upon request, in the form of a standard authorization for expenditure (“AFE”), Purchaser shall promptly pay to CEGX, the amounts listed in such AFE. CEGX shall utilize the Initial Advance solely for the purposes of making the Improvements, consistent with the AFE submitted to Purchaser. Prior to the Assignment Effective Date, any additional hydrocarbons produced from the Oil and Gas Properties as a result of the Improvements shall be for the benefit of the Sellers (other than Cardinal), proportionate to their respective shares. If Purchaser fails to pay Sellers the full amount of the Cash Purchase Price prior to the end of the Escrow Period, Purchaser shall forfeit the Initial Advance for the benefit of the Sellers and shall have no further recourse or entitlement to any refund thereof.

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7. Matters Concerning Escrow Agent.

a. Depository Only. The Escrow Agent acts hereunder as a depository only and shall not be responsible for, or liable in any manner whatever, for the sufficiency, correctness, genuineness or validity of any instrument deposited with the Escrow Agent, or in the form of execution of any such instrument, or for the identity, authority or rights of any party executing or depositing the same.

b. Rights of Escrow Agent. In the event of any disagreement resulting in adverse claims or demands being made in connection with this Agreement or any of the matters contemplated by this Agreement, the Escrow Agent, at its option, shall be entitled to: (a) refuse to comply with any claim or demand on the Escrow Agent, as long as this disagreement shall continue, and the Escrow Agent shall not be, or become, liable in any way, or to any person, for its failure or refusal to comply with such conflicting or adverse claim or demand; (b) refrain from acting, and so to refuse to act, until (i) the right of any adverse claim shall have been finally adjudicated in a court assuming and having jurisdiction over the parties, or (ii) all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified in writing, signed by all persons interested; or (c) bring an action in interpleader in a court of competent jurisdiction. All costs and expenses, including reasonable attorneys’ fees, are to be reimbursed to the Escrow Agent by the Sellers, CEGX and Purchaser.

c. Resignation. The Escrow Agent may resign at any time, without liability or duty to the parties and such resignation shall without any other act or action become complete and effective thirty (30) days following notice to the Purchaser, Sellers and CEGX and appointment of a replacement escrow agent.

d. Waiver of Conflict. Sellers and CEGX acknowledge the Escrow Agent has acted a counsel to Purchaser with respect to this Agreement, and hereby expressly waive any conflict, now or in the future, with respect to the Escrow Agent’s representation of Purchaser, provided that such waiver shall not alter or otherwise affect Escrow Agent’s role as depository of the Assignment, nor shall it operate to permit Escrow Agent to represent Purchaser in the event a dispute arises amongst the Parties regarding the delivery of the Assignment.

8. Reservation of Option to Convert the Cardinal Keystone Interest. Simultaneously with entry into this Agreement, Purchaser has also entered into that certain Master Loan Agreement by and between Maximilian Bradford, LLC (“MBL”) and Purchaser for a loan in the original principal amount of $2,600,000 (the “Loan”). Upon full repayment by Purchaser of the Loan from the proceeds derived from the Oil and Gas Properties, Cardinal is granted an option to convert its Cardinal Keystone Interest into either (i) an undivided 50% of the working interest owned by Purchaser in the Oil and Gas Properties, or (ii) a 50% equity interest in Purchaser, in either case, subject to the terms of that certain Option Agreement between Cardinal, MBL and Purchaser on the Effective Date.

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9. Entry Into Contract Operating Agreement. Simultaneously with entry into this Agreement, Purchaser agrees to enter into and perform that certain Contract Operating Agreement with CEGX, the form of which is attached hereto as Exhibit “F” (the “Contract Operating Agreement”), provided that the Contract Operating Agreement shall not become effective as between CEGX and Purchaser until the Assignment Effective Date. Prior to the Assignment Effective Date, CEGX shall operate the Oil and Gas Properties consistent with prior practice.

10. Representations and Warranties of Non-Cardinal Sellers. Each Seller, other than Cardinal, hereby represents and warrants, severally and not jointly, to Purchaser as follows:

a. Ownership of Participation Interests. Seller is the sole owner, legally and beneficially, of the Participation Interest(s) attributable to him, her or it as set forth on the Participation Roster, free and clear of all liens, pledges, encumbrances and claims of every kind.

b. Authority. Seller, to the extent it is an entity, is duly organized, validly existing and in good standing under the laws of its state of incorporation. Seller has all requisite power and authority to enter into, deliver and perform this Agreement and to carry out the transactions contemplated by this Agreement.

c. Valid Agreement. This Agreement constitutes the legal, valid and binding agreement of each Seller, and all instruments required hereunder to be executed and delivered by each Seller shall constitute legal, valid and binding obligations of each such respective entity or person, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect, as well as general principles of equity.

11. Representations and Warranties of Cardinal and CEGX. Cardinal and CEGX hereby represent and warrant, jointly and severally, to Purchaser as follows:

a. Ownership of Participation Interests. Cardinal is the sole owner, legally and beneficially, of the Participation Interests attributable to it, free and clear of all liens, pledges, encumbrances and claims of every kind.

b. Sale of Participation Interests. The Participation Interests were, out of an abundance of caution in the event that they would ever be deemed to be “securities” as that term is understood under the Securities Laws (defined below), to their knowledge, marketed, sold and issued to each Seller in strict conformance to the Securities Act of 1933, as amended (“Securities Act”) or any other federal or state securities laws (“Securities Laws”). There are no claims, demands, filings, causes of action, administrative proceedings, lawsuits or other litigation pending or, to its knowledge, threatened against BJVP, CEGX or otherwise with respect to CEGX’s issuance of any Participation Interests which could now or hereafter materially adversely affect the ownership Participation Interests in any way whatsoever. The 73 Participation Interest which are sold or contributed, as applicable, pursuant to this Agreement represent all of the issued and outstanding Participation Interests in the Oil and Gas Properties.

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c. Authority. Cardinal is duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to enter into, deliver and perform this Agreement and to carry out the transactions contemplated by this Agreement. CEGX is duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to enter into, deliver and perform this Agreement and to carry out the transactions contemplated by this Agreement.

d. Valid Agreement. This Agreement constitutes the legal, valid and binding agreement of each Cardinal and CEGX, and all instruments required hereunder to be executed and delivered by Cardinal or CEGX shall constitute legal, valid and binding obligations of each such respective entity, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect, as well as general principles of equity.

e. Brokers. Neither Cardinal nor CEGX has incurred any obligation or liability, contingent or otherwise, for brokers or finders fees with respect to this transaction for which Purchaser shall have any obligation or liability.

f. Ownership of Oil and Gas Properties. The Oil and Gas Properties described on Exhibit “E” reflect all of the property rights beneficially owned by the Sellers and held, of record, in the name of CEGX.

g. Liens. Other than liens for which Cardinal will satisfy upon the execution of this Agreement, or with Purchaser’s permission, promptly following the execution of this Agreement, there are no liens, encumbrances, mortgages or other similar outstanding claims affecting or otherwise relating to the Oil and Gas Properties or CEGX’s legal ownership, or the Sellers’ beneficial interests, thereof.

h. Contracts. Neither Cardinal nor CEGX has received notice of its default under the any of the leases which comprise the Oil and Gas Leasehold, the Farmout Agreement or any other contracts related to the Oil and Gas Properties, and neither Cardinal nor CEGX have any knowledge of any third parties being in default under any of such contracts or leases. To the knowledge of Cardinal and CEGX, the contracts and the oil and gas leases which make up the Oil and Gas Leasehold are in full force and effect. CEGX is not in default in any material respect under any of the oil and gas leases comprising the Oil and Gas Leasehold or the Farmout Agreement.

i. Sales Contracts, AMIs and Other Agreements. CEGX is not subject to any hydrocarbon sales contract related to the Oil and Gas Properties which is not terminable upon thirty (30) days’ notice or less that will obligate Purchaser in any respect following its acquisition of the Oil and Gas Properties. No person has any call upon, option to purchase or similar rights with respect to the production of hydrocarbons from the Oil and Gas Properties. Proceeds from the sale of hydrocarbons from the Oil and Gas Properties, if any, are being received in all respects by CEGX in the ordinary course of business and are not being held in suspense for any reason. CEGX is not subject to any prepayment arrangement, take or pay agreement, hedging transaction or other arrangement that will obligate Purchaser to deliver hydrocarbons produced from the Oil and Gas Properties at some future time without then being entitled to full payment therefore. Other than the Farmout Agreement, no portion of the Oil and Gas Properties is subject to (or has related to it) any area of mutual interest agreements or any farm-out or farm-in agreement under which any party thereto is entitled to receive assignments not yet made, or could earn additional assignments after the Effective Date. No portion of the Oil and Gas Properties is subject to (or has related to it) any tax partnership.

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j. Preferential Purchase Rights/Consents. Except for any which may be contained in the Farmout Agreement and which have been previously obtained, to their knowledge, there are no other (i) consents and approvals required to be obtained for or (ii) preferential purchase rights exercisable in connection with, the assignment of any of the Oil and Gas Properties to Purchaser.

k. Litigation and Claims. There are no claims, demands, filings, causes of action, administrative proceedings, lawsuits or other litigation pending or, to its knowledge, threatened with respect to BJVP, Cardinal or CEGX or the Oil and Gas Properties that could now or hereafter materially adversely affect the ownership, operation or value of the Oil and Gas Properties in any way whatsoever.

l. Notices. Neither Cardinal nor CEGX has received notice, which has not heretofore been complied with, of any violation of laws, rules, regulations (federal, state and local) issued with respect to BJVP or the Oil and Gas Properties.

m. Environmental. Neither Cardinal nor CEGX has received any written notice claiming that either entity or any portion of the Oil and Gas Properties is or has been in violation of any environmental law, statute, rule, regulation, code, ordinance or order issued by any federal, state, or local governmental entity regulating or imposing liability or standards of conduct concerning protection of the environment or human health and safety or the release or disposal of waste or hazardous materials (collectively “Environmental Laws”), and, to their knowledge, the Oil and Gas Properties are not in, and/or with any applicable notice and/or lapse of time, and/or failure to take a certain curative or remedial action, will not be in, either direct or indirect violation of any Environmental Laws.

n. Compliance of Oil and Gas Properties. Except as disclosed on Schedule 9.n., to their knowledge: (i) the Wells have been drilled, completed, operated, developed and produced in compliance with all applicable judgments, orders, laws, rules, licenses, permits and regulations (including without limitation any applicable Environmental Laws) and all necessary certificates, consents, permits, licenses and other governmental authorizations which are necessary for or useful to the ownership, use or operation of the Wells have been obtained and are in force; (ii) the Oil and Gas Properties are in compliance with all applicable laws, regulations, orders, judgments, licenses and permits, including without limitation Environmental Laws; (iii) all necessary governmental permits, licenses, approvals, consents, certificates and other authorizations with regard to the ownership or operation of the Oil and Gas Properties have been obtained and maintained in effect and no violations exist in respect of such permits, licenses, approvals, consents, certificates or authorizations; and (iv) neither Cardinal nor CEGX is aware of any facts, conditions or circumstances in connection with, related to or associated with the Oil and Gas Properties or ownership or operation of any portion thereof that could reasonably be expected to give rise to any material claim or assertion that either Cardinal or CEGX, the Oil and Gas Properties or the ownership or operation thereof are not in compliance with any applicable law, rule, regulation, ordinance, order, decision or decree of any governmental authority or with any material term or conditions of any applicable permit, license, approval, consent, certificate or other authorization.

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o. Basic Documents. With respect to the “Basic Documents” (defined below), in all respects: (i) neither Cardinal nor CEGX is in breach or default with respect to any material obligations pursuant to any such Basic Document or any regulations incorporated therein or governing same; (ii) all payments (including, without limitation, royalties, delay rentals, shut-in royalties, and joint interest or other billings under unit or operating agreements) due from either Cardinal or CEGX thereunder have been made as of the execution of this Agreement; and (iii) neither Cardinal nor CEGX nor, to knowledge of either, any other party to any Basic Document has given or threatened to give notice of any action to terminate, cancel, rescind or procure a judicial reformation of any Basic Document or any provision thereof. As used herein the term “Basic Documents” shall mean all of the oil and gas leases comprising the Oil and Gas Leasehold, contracts for the sale and purchase of hydrocarbons from the Oil and Gas Properties, the Farmout Agreement, farmout, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements, area of mutual interest agreements, salt water disposal agreements, servicing contracts, easement and/or right-of-way agreements, unitization or pooling agreements and all other material executory contracts and agreements relating to the Oil and Gas Properties.

p. Physical Defects. Other than the disclosure by Cardinal and CEGX to Purchaser hereby and heretofore that most of the tangible personal property fixtures associated with the Oil and Gas Properties are in poor or non-working condition, there are, to their knowledge, no other material defects with respect to the personal property to be conveyed to Purchaser pursuant to the terms of this Agreement which would prevent the continued operation of the Oil and Gas Properties in accordance with applicable law or prior practice.

q. Royalties and Expenses. Either Cardinal or CEGX has paid all expenses and royalties attributable to the Oil and Gas Properties as such royalties and expenses become due, except to the extent disputed in good faith in a timely manner.

r. Taxes. To their knowledge, all property taxes and/or other taxes based on or measured by the ownership of the Oil and Gas Properties, the production or removal of hydrocarbons and the receipt of proceeds which are due and relating to the Oil and Gas Properties have been properly paid.

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s. Plugging and Abandonment Obligations. Except as disclosed on Schedule 9.s. hereto, the Oil and Gas Properties do not include wells that are required to be plugged and abandoned at the present time under applicable governmental laws, rules and regulations or the terms of any leases comprising the Oil and Gas Leasehold or agreement to which either BJVP, Cardinal or CEGX is a party.

12. Representations of Purchaser. Purchaser represents and warrants to each Seller and Cardinal that:

a. Investigation. Purchaser has made a thorough investigation of BJVP, CEGX and their respective assets, and their respective management, and has had the opportunity to ask questions of and receive answers from management of BJVP, CEGX and Cardinal;

b. Access to Records. Purchaser has had complete access to BJVP’s, or CEGX’s, as applicable, books, records and contracts as they relate in any pertinent way to the Oil and Gas Properties and the Participation Interests, and has had the opportunity to make such inquiries of the officers and/or management of BJVP and/or CEGX to the extent it deems necessary and such inquiries have been completed to Purchaser’s satisfaction;

c. Securities Representations. Out of an abundance of caution and without believing same to be securities under the Securities Laws, in the event that any party, including any governing authority, would seek to characterize the Participation Interests as securities under the Securities Laws, Purchaser would therefore characterize its acquisition of the Participation Interests as being for its own account, for investment purposes only, and without a view to the resale or redistribution thereof; Purchaser has adequate means of providing for Purchaser’s current needs and possible financial contingencies and has no need for liquidity of the Participation Interests; Purchaser understands that the Participation Interests were issued (and are being transferred to Purchaser) without registration under the Securities Act or any other Securities Laws, that the Purchaser has no right to require registration of the Participation Interests under any Securities Laws, that it is unlikely that the Participation Interests will be eligible for resale under Rule 144 of the Securities Act, that the transfer of the Participation Interests are substantially restricted by the Securities Laws and by the absence of a trading market therefor, that no trading market for Participation Interests exist and none is expected to develop, and that any sale or other disposition of the Participation Interests may result in unfavorable tax consequences. Purchaser acknowledges that the restrictions on the transferability of the Participation Interests are substantial and may require Purchaser to hold the Participation Interests indefinitely.

13. Survival. All representations and warranties made under this Agreement shall survive the execution hereof and shall continue in full force and effect.

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14. Covenants. Until the end of the Escrow Period, CEGX shall operate the Oil and Gas Properties consistent with its prior practice, as such Oil and Properties had been operated prior to the Effective Date. Neither CEGX nor any the Sellers shall do any of the following with regard to the Participation Interests or the Oil and Gas Properties without Purchaser’s consent:

a. Release all or any portion of the Leases.

b. Create any lien, security interest or other encumbrance on the Participation Interests or the Oil and Gas Properties.

c. Dispose of any of the Participation Interests or Oil and Gas Property or any part thereof.

15. Indemnification.

a. Purchaser shall and hereby does indemnify and hold each Seller harmless from and against any and all claims, actions, liabilities, losses, costs (including attorneys’ fees and costs associated with litigation or other disputes) and damages arising out of or in connection with the Oil and Gas Properties whether arising prior to or after the date hereof, including, but not limited to, suits in tort or contract, at law or in equity, and any claims arising from the failure of Purchaser to comply with each and every term and provision of this Agreement or from the breach of its representations and warranties herein. The terms of this Section shall survive this Agreement. Purchaser’s maximum liability arising from this Agreement and the transactions contemplated hereby shall not exceed the Cash Purchase Price.

b. Sellers and CEGX shall and hereby do indemnify and hold Purchaser harmless from and against any and all claims, actions, liabilities, losses, costs (including attorneys’ fees and costs associated with litigation or other disputes) and damages arising out of or in connection with the failure of Sellers or CEGX to comply with each and every term and provision of this Agreement or from the breach of their respective representations and warranties herein. The terms of this Section shall survive this Agreement. Cardinal and CEGX shall and do hereby indemnify and hold Purchaser harmless from and against any and all claims, actions, liabilities, losses, costs (including attorneys’ fees and costs associated with litigation or other disputes) and damages arising under any Securities Laws related to or in connection with the original sale by Cardinal or CEGX (or anyone on their behalf) of the Participation Interests in the Oil and Gas Properties.

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16. §1031 Exchange Transaction. Purchaser acknowledges that Sellers, BJVP and CEGX desire to, to the extent available in connection with the transactions hereunder, be availed of the lawful utilization of Section 1031 of the Code in their divestiture of the Participation Interests hereunder. Solely for the purpose of making one, more or all said Participation Interest divestitures hereunder amenable to treatment as tax deferred exchanges, and conditioned upon CEGX’s, or one or more of the said Sellers’ providing written notice to Purchaser of so many of their elections to be availed of tax deferred exchange treatment under Section 1031 of the Code, said Sellers’ Participation Interests to be conveyed to Purchaser under this Agreement shall be assigned, without the need for Purchaser’s consent, to an intermediary, escrow agent, trustee, or other exchange accommodation party, preliminarily identified for purposes hereof as Petroleum Strategies, Inc., of Midland, Texas, whose wire instructions for purposes of Purchaser’s delivery of the aggregate Cash Purchase Price for the Participation Interests is attached hereto as Exhibit “G”; provided, however, that such assignment shall not relieve Sellers of their obligations to Purchaser hereunder, including, the duty of the ultimate delivery of their respective Participation Interests to Purchaser. CEGX’s, or one or more Sellers’ notices to elect to treat the divestiture of their Participation Interests hereunder as Section 1031 tax deferred exchanges shall be delivered to Purchaser as of the execution of this Agreement. Purchaser agrees to cooperate with Sellers in effecting such exchanges, including, by way of example, yet not limitation, the execution of escrow instructions and other instruments, provided that: (i) the acquisition and exchange of any exchange property shall not impose upon Purchaser any additional financial obligation other than as set out in this Agreement; (ii) Purchaser shall have no obligation to become a holder of record title to any exchange property; (iii) Sellers, severally according to their respective ownership of Participation Interests and not jointly, shall indemnify and hold Purchaser harmless from any and all liabilities which Purchaser incurs or to which Purchaser may be exposed as a result of Purchaser’s participation in the contemplated exchange, including reasonable attorneys’ fees and costs of defense; (iv) the transactions contemplated by this Agreement shall not be unreasonably delayed or affected by reason of such exchanges, nor shall the consummation or accomplishment of such exchanges be a condition precedent or condition subsequent to one or more of the Sellers’ obligations under this Agreement; (v) Purchaser shall not, by this Agreement or acquiescence to such exchanges, have its rights under this Agreement affected or diminished in any manner; and (vi) Purchaser shall not, by this Agreement or acquiescence to such exchanges, be responsible for compliance with or deemed to have warranted to Sellers that such exchanges, in fact, comply with Section 1031 of the Code or any state or local law. If any exchange contemplated by Sellers should fail to occur, for whatever reason, the sale of the Participation Interests shall nonetheless be consummated as provided herein.

17. Non-Competition/Non-Solicitation/Confidentiality.

(a) During the period in which any of Cardinal, CEGX or any of their affiliates performs services for the Purchaser under the Contract Operating Agreement, and for a period of concurrent with the term of the Contract Operating Agreement (unless a longer term is stated below), Purchaser as to Cardinal, CEGX and their affiliates, and, each of Cardinal and CEGX as to Purchaser and its affiliates, agrees that neither shall, directly or indirectly, except in connection with their respective duties hereunder or otherwise, as to each said party’s opposite party hereunder or under the Contract Operating Agreement, for the sole account and benefit of said applicable party hereunder or thereunder, whether as a partner, member, shareholder, guarantor, consultant, independent contractor, or in any other capacity as principal or agent, or through any person, subsidiary, affiliate, or employee acting as nominee or agent, except with the consent of said party’s opposite under this Agreement or the Contract Operating Agreement:

(i) Conduct or engage in, or be interested in or associated with, any person or entity anywhere within Shackelford County, Texas (plus any such additional geographical markets to which either have expanded during the term of the Contract Operating Agreement) other than the business which each is engaged in as of the date of this Agreement and the Contract Operating Agreement;

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(ii) For a period of twenty-four (24) months following termination of the Contract Operating Agreement, solicit, attempt to solicit, or accept business from, or cause to be solicited or have business accepted from, any then-current customers or investors of any such party’s opposite hereunder, any persons or entities who were customers or investors of either party’s opposite hereunder within 180 days preceding the termination of the Contract Operating Agreement, or any prospective customers or investors of any of the parties hereto for whom bids were being prepared or had been submitted as of the termination of the Contract Operating Agreement as to which any party had become aware of its opposite party’s undertaking; or

(iii) Induce, or attempt to induce, hire or attempt to hire, or cause to be induced or hired, any employee of any party hereunder or under the Contract Operating Agreement, or persons who were employees of any of the parties hereto or the Contract Operating Agreement within the 180 days preceding the termination of the Contract Operating Agreement, to leave or terminate his or her employment with any of the principals parties hereto or to the Contract Operating Agreement, or hire or engage as an independent contractor any such employee of the any such party.

(b) All of the parties hereto acknowledge that in connection with the prospective engagement of Cardinal, CEGX or one or more of their respective affiliates by Purchaser under the Contract Operating Agreement, each may create, acquire or add to the other’s confidential information which includes, but is not limited to, memoranda and other materials or records of a proprietary nature; technical information regarding the operations of such party’s opposite parties hereunder; and records and policy matters relating to finance, personnel, market research, strategic planning, current and potential customers, lease arrangements, service contracts, management, and operations. Therefore, to protect the each party’s confidential information, each party agrees that it will not in any way use any of said opposite party’s confidential information except in connection with the performance of the Contract Operating Agreement, and except in connection with the performance of the Contract Operating Agreement, no party will copy, reproduce, or maintain possession of the original or any copies of any of the opposite party’s confidential information and will not directly or indirectly divulge any of said confidential information to anyone without the prior written consent of the applicable party hereto or to the Contract Operating Agreement.

(c) The provisions and covenants of this Section 11, Non-Competition/Non-Solicitation/Confidentiality, shall survive the closing of this Agreement and the termination of the Contract Operating Agreement for the duration of the time specified in subpart (a) of this Section 11 above.

18. Miscellaneous.

a. Entire Agreement. This Agreement sets forth all the promises, covenants, agreements, conditions and understandings between the parties hereto and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as herein contained.

12

b. Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, termination, discharge or change (collectively, “Amendment”) of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such Amendment.

c. Successors and Assigns. This Agreement and any amendments hereto shall be binding upon and, to the extent expressly permitted by the provisions hereof, shall inure to the benefit of the parties, their respective heirs, legal representatives, successors and assigns.

d. Counterparts. This Agreement and any amendments may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.

e. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and any proceeding arising between the parties in any manner pertaining or related to this Agreement shall, to the extent permitted by law, be held in New York County, New York.

f. Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

g. Litigation. If either party hereto is required to engage in litigation against the other party hereto, either as plaintiff or as defendant, in order to enforce or defend any rights under this Agreement, and such litigation results in a final judgment in favor of such party (“Prevailing Party”), then the party against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys’ fees (including paralegal fees), court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party’s rights hereunder.

h. Conflict Waiver. The parties hereby acknowledge and agree that: (i) the law firm of Legal & Compliance, LLC (“Firm”) has represented BJVP, Cardinal and CEGX in the preparation of this Agreement and may hereafter represent the Cardinal and CEGX in other matters; (ii) the Firm has also represented BJVP, Cardinal and CEGX in other unrelated matters in the past and may do so in the future; and (iii) Purchaser has been advised by the Firm to consult with independent legal counsel before entering into this Agreement.

i. No Broker. Except as Purchaser may have independently undertaken with such a party, as to which Purchaser hereby indemnifies Sellers, BJVP, Cardinal and CEGX of any liability in connection with, neither Purchaser, on the one hand, nor Sellers, BJVP, Cardinal and CEGX, on the other, have entered into any agreement, arrangement or understanding with any person or entity which will result in the obligation to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

j. Construction. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto. This Agreement shall not be construed against either party by virtue of a party being deemed the Agreement’s drafter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Purchaser and Seller have hereunto executed this Agreement as of the date and year first above-written.

PURCHASER:
KEYSTONE ENERGY, LLC, a Delaware limited liability company

By:	/s/ Robert M. Levy
Robert M. Levy, its CEO

CEGX:
CEGX of Texas, LLC, a Texas limited liability company

By:	/s/ Timothy W. Crawford
Timothy W. Crawford, its CEO

JOINDER OF CARDINAL ENERGY GROUP, INC.

The undersigned Timothy W. Crawford, the CEO of CARDINAL ENERGY GOURP, INC., hereby agrees to cause to be bound by and to perform its duties under this JOINT VENTURE PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT.

CARDINAL:
Cardinal Energy Group, Inc., a Nevada corporation

By:	/s/ Timothy W. Crawford
_______________, its CEO

JOINDER OF BJVP:

The undersigned CEGX of Texas, LLC, the managing authority of BRADFORD JOINT VENTURE PARTNERSHIP (“BJVP”), hereby agrees to cause to be bound by and to perform its duties under this JOINT VENTURE PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT.

BJVP:
BRADFORD JOINT VENTURE PARTNERSHIP

By:	CEGX of Texas, LLC, its joint venture manager

By:	/s/ Timothy W. Crawford
Its President

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Scottie and Amy Alley (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Scottie D. Alley

/s/ Amy Alley
Identity/Name: Scottie and Amy Alley

Number of Participation Interests Held: One (1)

Aggregate Sales Price for Participation Interests Held: $25,000.00

Address: 42721 Center Street

Chantilly, VA 20152

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Kurt J. Caramanidis (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Kurt J. Caramanidis
Identity/Name: Kurt J. Caramanidis

Number of Participation Interests Held: One (1)

Aggregate Sales Price for Participation Interests Held: $25,000.00

Address: 242 Donovan Circle

Rosendale, WI 54974

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Dow Bowman Oil Company (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Dow Bowman
Signature

By:	Dow Bowman, Pres.
Printed Name and Title

Identity/Name: Dow Bowman Oil Company

Number of Participation Interests Held: One (1)

Aggregate Sales Price for Participation Interests Held: $25,000.00

Address: P.O. Box 3428

San Angelo, TX 76902

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Bradley Foster (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Bradley Foster	5/27/15
Identity/Name: Bradley Foster

Number of Participation Interests Held: One (1)

Aggregate Sales Price for Participation Interests Held: $25,000.00

Address: 3800 Redmont Trace

Edmond, OK 73034

Date: May 22, 2015 [NOTARY STAMP]

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Branden Foust (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Branden Foust
Identity/Name: Branden Foust

Number of Participation Interests Held: One (1)

Aggregate Sales Price for Participation Interests Held: $25,000.00

Address: 151 Mill Street, Suite 313

Gahanna, OH 43230

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, David A. Friscia (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ David A. Friscia
Identity/Name: David A. Friscia

Number of Participation Interests Held: Two (2)

Aggregate Sales Price for Participation Interests Held: $50,000.00

Address: 72300 Tanglewood Lane

Rancho Mirage, CA 92270

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Mark Fritz (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Mark Fritz

Identity/Name: Mark Fritz

Number of Participation Interests Held: Eight (8)

Aggregate Sales Price for Participation Interests Held: $200,000.00

Address: 1501 Gulf Blvd., #808

Clearwater, FL 33767

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Timothy R. Gatens (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Timothy R. Gatens

Identity/Name: Timothy R. Gatens

Number of Participation Interests Held: Four (4)

Aggregate Sales Price for Participation Interests Held: $100,000.00

Address: 267 Bryn Du Drive

Granville, OH 4323

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Dustin Hendrix (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Dustin Hendrix
Identity/Name: Dustin Hendrix

Number of Participation Interests Held: One (1)

Aggregate Sales Price for Participation Interests Held: $25,000.00

Address: 2206 Bassett Street

Alexandria, VA 22308

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Carol Hill (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Carol Hill
Identity/Name: Carol Hill

Number of Participation Interests Held: Two (2)

Aggregate Sales Price for Participation Interests Held: $50,000.00

Address: 16772 US Highway 50

Chillicothe, OH 45601

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Janet L. Holsinger (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Janet L. Holsinger
Identity/Name: Janet L. Holsinger

Number of Participation Interests Held: One (1)

Aggregate Sales Price for Participation Interests Held: $25,000.00

Address: 2012 Prussia Road

Waverly, OH 45690

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, MIG, LLC (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Carol Mango
Signature

By:	Carol Mango – Member
Printed Name and Title

Identity/Name: MIG, LLC

Number of Participation Interests Held: Two (2)

Aggregate Sales Price for Participation Interests Held: $50,000.00

Address: 2430 Vanderbilt Beach Road, Suite 108-333

Naples, FL 34109

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, The Opportunity Fund, LLC (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Timothy W. Crawford
Signature

By:	Timothy W. Crawford, Mgr,
Printed Name and Title

Identity/Name: The Opportunity Fund, LLC

Number of Participation Interests Held: Two (2)

Aggregate Sales Price for Participation Interests Held: $50,000.00

Address: 2665 Fairfax Drive

Upper Arlington, OH 43220

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, John P. Robinson (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ John P. Robinson
Identity/Name: John P. Robinson

Number of Participation Interests Held: Twelve (12)

Aggregate Sales Price for Participation Interests Held: $300,000.00

Address: 1 Emerald Lake Court

Palm Court, FL 32137

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, Total Energy Partners 2015 Fund (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

/s/ Scott E. Thomas
Signature

By:	Scott E. Thomas, Mgr.
Printed Name and Title

Identity/Name: Total Energy Partners 2015 Fund

Number of Participation Interests Held: Ten (10)

Aggregate Sales Price for Participation Interests Held: $250,000.00

Address: 4870 S. Lewis Avenue, Suite 250

Tulsa, OK 74105

Date: May 22, 2015

EXHIBIT A

COUNTERPART SIGNATURE PAGE OF SELLER

The undersigned, David S. Wiggins (“Seller”), a beneficial interest holder in a working interest in the Oil and Gas Properties (“Participation Interest”) managed by BRADFORD JOINT VENTURE PARTNERSHIP (the “BJVP”), and whose intention is to sell his, her or its Participation Interest, hereby joins into this the PARTICIPATION INTEREST PURCHASE AND CAPITAL CONTRIBUTION AGREEMENT among KEYSTONE ENERGY, LLC, CEGX of Texas LLC and the other sellers of Participation Interests (“Sellers”), and hereby agrees to be bound by the terms hereof.

PARTICIPATION INTEREST HOLDER:

Identity/Name: David S. Wiggins

Number of Participation Interests Held: Four (4)

Aggregate Sales Price for Participation Interests Held: $100,000.00

Address: 2419 Kirkwood Highway

Wilmington, DE 19805

Date: May 22, 2015

/s/ David S. Wiggins

[NOTARY SEAL]

EXHIBIT B

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ Scottie D. Alley/Amy L. Alley
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

By:	/s/ Judy Sekinger	Scottie D. Alley/Amy L. Alley
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __7th_____ day of _September_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Scottie D. & Amy L. Alley whose address is 42721 Center Street, Chantilly, VA 20152 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __1 unit___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC	/s/ Scottie D. Alley/Amy L. Alley
As Agent and Joint Venture Manager	(Participant)

By:	Scottie D. Alley/ Amy L. Alley
Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293	Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __31_____ day of _December_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Cardinal Energy Group, Inc whose address is 6037 Frantz Road, Suite #103, Dublin, OH 43017 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __20___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___500,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Timothy W. Crawford
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Cardinal Energy Group, Inc
	Timothy W. Crawford, CEO	PRINTED NAME.

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __2nd_____ day of _February _______, 2015 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Dow Bowman Oil Co., Inc. whose address is PO Box 3428 San Angelo, Texas 76902 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __one (1)___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Dow Bowman, Pres.
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Dow Bowman Oil Co., Inc.
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __1st_____ day of _December_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Bradley A. Foster whose address is 38000 Redmont Trace hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __1___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Bradley A. Foster
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Bradley A. Foster
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ Branden Foust
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

By:	/s/ Judy Sekinger	Branden Foust
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __19th_____ day of _September_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Branden Foust whose address is 151 Mill Street suite 313 Gahanna, Ohio 43230 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided _____________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Branden Foust
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Branden Foust
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __30th_____ day of _Sept._______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Mark C. Fritz whose address is 1501 Gulf Blvd. #808, Clearwater, FL 33767 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __8___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___200,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC	/s/ Mark C. Fritz
As Agent and Joint Venture Manager	(Participant)

By:	Mark C. Fritz
Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293	Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ David A. Friscia
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

By:	/s/ Judy Sekinger	David A. Friscia
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __17th_____ day of _October_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and David A. Friscia whose address is 72300 Tanglewood Lane, Rancho Mirage, CA 92270 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __2___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___50,000____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ David A. Friscia
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	David A. Friscia
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ Mark C. Fritz 11/20/14
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

By:	/s/ Judy Sekinger	Mark C. Fritz
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __10_____ day of _September_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Timothy R. Gatens whose address is 267 Bryn Du Dr., Granville, Oh 43023 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __4___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___100,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Timothy R. Gatens
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Timothy R. Gatens
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ Dustin Hendrix
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

By:	/s/ Judy Sekinger	Dustin Hendrix
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __15_____ day of _September_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Dustin Hendrix whose address is 2206 Bassett Street, Alexandria, VA 22308 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __1___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Dustin Hendrix
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Dustin Hendrix
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ Carol L. Hill
/s/ Mildred Hill
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

Mildred Hill
By:	/s/ Judy Sekinger	Carol Hill
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __2nd_____ day of _October_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Ronald and Janet Holsinger whose address is 2012 Prussia Rd, Waverly, Oh. 45690 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __1___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Janet L. Holsinger
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Janet Holsinger & Ronald Holsinger
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ Janet Holsinger /s/ Ronald L. Holsinger
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

By:	/s/ Judy Sekinger	Ronald Holsinger
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __30_____ day of _September_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Kurt Caramanidis whose address is 242 Donovan Circle Rosendale, WI 54974 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __1___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Kurt Caramanidis
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Kurt Caramanidis
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __11th_____ day of _November_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and MIG, LLC (MIG), a South Dakota limited liability company whose address is 400 West Apple Street, Tea SD 57064 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __2___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___50,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

MIG, LLC
CEGX of Texas, LLC		/s/ Carol Mango
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Carol Mango
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __30_____ day of _September_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Carol + Mildred Hill whose address is 16772 US Highway 50, Chillicothe, Ohio hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __2___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___50,000____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Carol Hill /s/ Mildred Hill
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Carol Hill + Mildred Hill
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ John Robinson
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

By:	/s/ Judy Sekinger	John Robinson
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __22_____ day of _December_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Scottie D. & Amy L. Alley whose address is 42721 Center Street, Chantilly, VA 20152 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __4___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___100,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ John Robinson
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	John Robinson
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __22_____ day of _September_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and John Robinson whose address is 1 Emerald Lake Ct hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __4___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___100,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ John Robinson
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	John P. Robinson
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __23____ day of _December_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and John P. Robinson whose address is 1 Emerald Lake Ct, Palm Court FL 32137 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __4___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___100,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ John Robinson
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	John P. Robinson
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

Exhibit A - Geological Summary - Bradford Prospect

The Bradford Prospect is located in Southeast Shackelford County, Texas approximately 2 miles east of Albany, Texas. This lease acreage is located in the north half of Section 4 of the Blind Asylum Lands Survey of Shackelford County. The Bradford Lease is bordered on the North by County Road 119. The exposed surface terrain on this lease is mainly composed of mesquite and pasture Iand.

The Bradford prospect contains three shallow sandstone formations that are all proven oil producers in this area with the potential for sizeable development. The Frye Sand, Tannehill Sand, and Hope Sand are the three oil bearing sandstone targets with multiple drilling locations that will further develop these reservoirs. The Tannehill Sand formation is the current producer on the Bradford acreage, and the Hope Sand formation is productive on the lease directly to the north of the Bradford. The Bradford “A” Well No. 4, drilled in December 2011 encountered a very good oil show in the Hope and Frye Sand formations in the northern portion of this lease acreage. This well was perforated in the Hope Sand and is capable of producing oil, along with a moderate volume of water. This well will be utilized as a water supply well for the pressure maintenance and future water flooding of the Tannehill Sand. The Hope Sand formation remains a viable target zone on the Bradford Lease, with sufficient acreage to develop multiple Hope Sand wells.

The Bradford Lease past drilling activity has resulted in several successful Tannehill Sand producers. These Tannehill Sand wells have a combined, cumulative production of 38,303 barrels of oil from lease tracts. Five Tannehill Sand producing wells were abandoned back in 1998 due to low oil prices.

Subsurface information gathered from old cable tool drilled wells on this lease indicates good oil shows were encountered in the Tannehill and Frye Sand Formations, however they were plugged and abandoned after drilling due to declining oil prices. These historic cable tool drilled wells are located within the productive portions of these reservoirs and remain future re-entry candidates. The Bradford Lease contains a sizeable amount of acreage where both the Tannehill and Frye Sands may be further developed with multiple drill sites.

The historic well information and subsurface data from those existing wells has resulted in the drilling of six (6) Tannehill Sand wells over the last couple of years on the Bradford Lease. This east to west trending Tannehill Sand reservoir has yet to be fully defined and much more drilling is needed to determine its full lateral extent. Additionally, on the east side of this Tannehill oil field, two of these wells had an excellent oil show in the Frye Sand. These oil shows now validate the historic information obtained from the old drilling logs that reported good oil shows in the shallower Frye Sand. As mentioned above, this additional oil reservoir has several potential drill sites.

In summary, the proposed wells will further develop all three reservoirs to their extents and most productive areas. All future development will evaluate these producing formations in this multi-pay producing area.

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __18_____ day of _November_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and The Opportunity Fund, LLC whose address is 2665 Fairfax Drive, Upper Arlington, OH 43220 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __2___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___50,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Timothy W. Crawford, Mgr.
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	The Opportunity Fund, LLC
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __22nd_____ day of _December_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and Total Energy Partners 2015 Fund whose address is 4870 S Lewis Ave, Ste 250, Tulsa, OK 74105-5153 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __10___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___250,000.00____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ Scott E. Thomas
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	Total Energy Partners 2015 Fund
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ David S. Wiggins 11-24-14
CEGX of Texas, LLC		(Participant)

As Agent and Joint Venture Manager

By:	/s/ Judy Sekinger	David S. Wiggins
	Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __1st_____ day of _Oct_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and David S. Wiggins whose address is 2419 Kirkwood Highway, Wilmington, DE 19805 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __2___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___50,000____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ David S. Wiggins
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	David S. Wiggins
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

ADDENDUM ONE

The following paragraph is hereby deleted from the Bradford Joint Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a quarterly basis.

The following paragraph is hereby added to the Bradford Venture Participation Agreement.

6. CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (75% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

WITNESS the due execution hereof the day and year first written above.

/s/ David S. Wiggins 11-24-14
CEGX of Texas, LLC	(Participant)

As Agent and Joint Venture Manager

By:	David S. Wiggins
Judy Sekinger	PRINTED NAME

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __24_____ day of _November_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and David S. Wiggins whose address is 2419 Kirkwood Highway, Wilmington, DE 19805 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __1___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC	/s/ David S. Wiggins
As Agent and Joint Venture Manager	(Participant)

By:	David S. Wiggins
Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293	Tax ID

BRADFORD JOINT VENTURE PARTICIPATION AGREEMENT

THIS AGREEMENT made, executed, and concluded this __13th_____ day of _November_______, 2014 with CEGX OF TEXAS, LLC (CEGX) a Texas Limited Liability Company whose address is 524 Highway 180 East, Albany, Texas 76430 and David S. Wiggins whose address is 2419 Kirkwood Highway, Wilmington, DE 19805 hereinafter called “Participant”. The Joint Venture is formed for the purpose of remediating existing oil wells to recover stranded petroleum reserves as described in Exhibit A and new well development and completion on the Bradford “A” and Bradford “B” Leases (Bradford). CEGX shall serve as the Managing Joint Venture Partner, Agent for the Joint Venture Partners, and Operator for the oil properties acquired on behalf of the Joint Venture Partners (Participants).

WHEREAS, CEGX has acquired the Bradford with six (6) existing oil wells and one (1) injection well located in Shackelford County, Texas for the remediation of such wells and drilling and completion of an additional 14 new wells. The Project is known as “Bradford Joint Venture Partnership” (hereinafter called the “Project”) and includes a total of 21 wells for the purpose of remediation and drilling and completion.

WHEREAS, Participants will purchase a participation interest (“Participation Interest”) in this Joint Venture and the Project and related leasehold estate which will be held by CEGX for the remediation, drilling, completion, and production of oil.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and the covenants, stipulations, and agreements herein contained, the parties hereto have agreed as follows:

1.	CEGX hereby agrees to sell and Participants hereby agree to purchase the Participation Interest in an undivided __1___________% of the working interest in and to the Project. The Participation Interest acquired by Participants shall be subject to the landowner’s royalty interest and any overriding royalty interests, but the working interest shared in by the Participants shall be equal to not less than 100% of all oil produced and saved. CEGX is assigning an undivided working interest in the Project to the Participants.

2.	Upon payment of all costs as herein provided and upon successful completion of the project contemplated herein, CEGX will deliver an Assignment to Participants of its Working Interest in and to the well(s) and the oil lease(s) comprising the Project; provided, however, that the Assignment shall be limited to the minimum acreage required by State Law for the well(s), and shall include all geological formations which are found to be productive down to a depth of 1,500 feet subsurface as described in the original lease assignment to CEGX.

3.	Participants shall pay to CEGX upon execution of a Participation Agreement the sum of $___25,000____________________, for the Participation Interest. The Participation Interest shall constitute a turnkey price for the drilling of new wells and remediation of existing wells for production from known productive formations, or plugging and abandonment of the wells if such remediation is unsuccessful. All funds paid by Participants shall be deposited in a separate drilling and remediation account established by CEGX and used solely for well drilling and remediation. Investments may also be invested in interest bearing instruments until funds are needed for well drilling and remediation. Upon successful well drilling or remediation, the balance in said remediation account for each specific well shall be paid to CEGX, as its funds. In the event of cost overruns, any excess costs shall be paid by CEGX.

4.	CEGX is herewith designated as Operator for any well successfully drilled or recompleted and capable of production shall assume all responsibility for and supervise all aspects of well development and remediation.

5.	CEGX shall carry Worker’s Compensation, General Public Liability and Property, and Automotive Property Damage and Liability Insurances in the amounts generally accepted in the oil and natural gas industry. Costs for such insurance are not included as operating fees and will not be billed to Participants.

6.	CEGX will send a copy of the owner distribution statement to Participants and will separately calculate Participants Proportionate Share of net revenue interest (74% of the gross revenue) and will deduct Participants’ Proportionate Share of the Lease Operating Expense (LOE) and remit the balance to Participants on a monthly basis.

7.	Should Participants desire to sell all or any part of its Participation Interest or otherwise arising from this Agreement to a buyer not affiliated with CEGX, it shall promptly give written notice to CEGX, with full information concerning its proposed disposition. CEGX shall then have the optional right of first refusal to acquire the Participation Interest upon the same terms, which right may be exercised by CEGX within sixty (60) days after receipt of the notice from Participants. Upon any involuntary disposition by Participants, CEGX shall have the optional right to purchase any such Participation Interest for the then fair market value of the Participation Interest; CEGX must exercise its right within sixty (60) days after receiving written notice of the proposed involuntary disposition.

8.	Participants have the right to take in kind or separately dispose of its proportionate share of all oil produced from the Project, exclusive of production which may be used in development and producing operations and in preparing and treating oil for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of the Operator’s surface facilities which it uses.

9.	CEGX shall keep complete records of all expenses, costs, and revenues relating to the Joint Venture. Records shall be available for inspection by Participants at the CEGX office by appointment during regular working hours.

10.	The parties hereto agree that they shall be deemed individual owners of the working interests acquired as part of this Joint Venture. CEGX is serving as each Participants agent in this Joint Venture. CEGX shall provide timely tax information to Participants; including the appropriate tax form reflecting Participants oil revenue from its working interests in the wells and all cost and expenses attributable to Participants working interest participation. CEGX will elect partnership treatment for this joint venture to allow special allocations of tax benefits such as IDCs and depreciation to those Joint Venture partners who pay for expenses and capital costs. CEGX will not prepare any tax filings for Participants. Participants will be responsible for working with their tax advisor or accountant for the preparation of Participants tax filings.

11.	CEGX may engage FINRA registered broker dealers, financial planners, and registered investment advisors to sell the Joint Venture Participation Interests. CEGX shall be responsible for the payment of any commissions relating to the sale of Interests and therefore such commissions will not reduce the funds available for investment in the Project.

12.	Participants hereby represent and warrant as follows: Participants are engaged in the business of oil exploration or is an “Accredited Investor” as defined by Rule 502 of Regulation D promulgated by the SEC who has significant oil or natural gas investment experience and has owned fractional working interests in oil or natural gas leases prior to this Joint Venture; understands that oil investments involve substantial risks including the unpredictability of oil exploration revenues and costs; potential liability exposure as a fractional working interest holder; reliance on non-affiliated operators; and the availability of drilling and completion equipment and crews. Participants also represents that it is acquiring the Participation Interest for the purpose of long-term investment for its own account, and with no present intent of reselling, redistributing, or otherwise transferring the Participation Interest.

13.	All controversies or disputes of any kind arising out of or relating to this Agreement, now or in the future, shall be settled by arbitration. Without limiting the foregoing, this paragraph specifically applies to: (1) transactions entered into or services provided prior, on or subsequent to the date of this Agreement; and (2) the construction, performance, or alleged breach of this Agreement, or any other Agreement entered into between CEGX and the Participants at any time, including the issue of whether the dispute is subject to arbitration. Such arbitration shall be conducted in accordance with the Securities Arbitration Rules of the American Arbitration Association as such rules are amended from time to time, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration hearing or other proceeding shall be conducted exclusively in Franklin County, Ohio. The parties understand and agree that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings; (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (v) that the business and operations of the Company involve interstate commerce and any dispute regarding enforcement of this arbitration agreement, including any motion to compel arbitration or any defense to the arbitrability of this provision, shall be interpreted pursuant to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1, et seq.

14.	This agreement shall be interpreted under the laws of the State of Ohio and shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and shall inure to the benefit thereof.

WITNESS the due execution hereof the day and year first written above.

CEGX of Texas, LLC		/s/ David Wiggins
As Agent and Joint Venture Manager		(Participant)

By:	/s/ Timothy W. Crawford	David S. Wiggins
	Timothy W. Crawford, CEO	PRINTED NAME

CEGX of Texas, LLC
EIN: 26-4708293		Tax ID

EXHIBIT C

BRADFORD PARTICIPATION ROSTER

Participant Name	Number of Units

Scottie & Amy Alley	1

Timothy R. Gatens	4

Dustin Hendrix	1

Branden Foust	1

John P Robinson	12

Kurt J Caramanidis	1

Mark Fritz	8

Carol Hill	2

David S Wiggins	4

Janet L Holsinger	1

David A Friscia	2

Bradley Foster	1

MIG, LLC	2

The Opportunity Fund, LLC	2

Total Energy Partners Fund 2015	10

Cardinal Energy Group, Inc	20

Dow Bowman Oil Company	1

EXHIBIT D

ASSIGNMENT OF PARTICIPATION INTERESTS

ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF SHACKELFORD	§

THIS ASSIGNMENT OF OIL, GAS AND MINERAL LEASES (this “Assignment”) is entered into by and among Cardinal Energy Group, Inc., an Nevada corporation, whose address is 6037 Frantz Road, Suite 103, Dublin, Ohio 43017 (“Cardinal”), CEGX of Texas, LLC, a Texas limited liability company, whose address is 6037 Frantz Road, Suite 103, Dublin, Ohio 43017 (“CEGX”) and each of the undersigned sellers (collectively the “Partners”) (Cardinal, CEGX and the Partners, collectively, the “Assignor”) and Keystone Energy, LLC, whose address is 17 State Street, Suite 3811, New York, New York 10004 (hereinafter referred to as “Assignee”).

RECITALS

A. Cardinal and the Partners are the beneficial owners of all of the Oil and Gas Properties described herein, and CEGX is the record title holder of the Oil and Gas Properties as evidenced in the real property records of Shackelford County, Texas.

B. Cardinal, the Partners and CEGX desire to assign all of their rights, of every kind and nature, in and to the Oil and Gas Properties to Assignee.

NOW THEREFORE for and in consideration of Ten Dollars ($10.00) and other valuable consideration paid, the receipt and sufficiency of which is hereby acknowledge, Assignor and Assignee agree as follows:

1. The Oil and Gas Properties. Assignor does hereby GRANT, CONVEY, SELL, ASSIGN AND TRANSFER unto Assignee all of Assignor’s right, title and interest in and to the following real and personal properties described in Sections (a) through (h) below, subject to the limitations and terms expressly set forth herein and in Exhibit A attached hereto, are hereinafter collectively called the “Oil and Gas Properties”.

a. Leases. The oil, gas and mineral leases and the leasehold estates created thereby described in the attached Exhibit A (collectively, the “Leases”), and all of the lands covered by said Leases (“Lands”), together with corresponding interests in and to all the property and rights incident thereto, including all rights in any pooled or unitized acreage by virtue of the Lands being a part thereof, all production from the pool or unit allocated to any such Lands; and all interests in any wells within the pool or unit associated with the Lands together with all other oil, gas or mineral rights and interests of any kind whatsoever owned or claimed by Assignor in the Lands or any lands pooled or unitized therewith or any portion thereof, whether or not described on Exhibit A hereto.

b. Wells. All oil and gas wells (including without limitation, those listed on Exhibit A), salt water disposal wells, injection wells, and water wells located on the Leases or lands pooled or unitized therewith, along with the proration, spacing or drilling units associated therewith (“Wells”) and all pipelines, personal property, equipment, fixtures, and improvements located on and appurtenant to the Leases and Lands or elsewhere insofar as they are used or obtained in connection with the operation of the Leases or relate to the production, treatment, sale, or disposal of Hydrocarbons or water produced from the Leases or Lands or attributable thereto (the “Facilities”).

c. Contracts. Farmout and farmin agreements, including without limitation, that certain Farmout Agreement between CEGX and Bluff Creek Petroleum, LLC dated June 18, 2014 (the “BCP Farmout Agreement”), operating agreements, production sales and purchase contracts, saltwater disposal agreements, surface leases, division and transfer orders, and to the extent transferable by Assignor without material restrictions under third party agreements, all other contracts, contractual rights, interests and other agreements covering or affecting any or all of the interests described or referred to above (“Contracts”).

d. Easements. All easements, rights-of-way, licenses, authorizations, permits, and similar rights and interests applicable to, or used or useful in connection with, any or all of the above described interests (the “Easements”).

e. Hydrocarbons. All oil, condensate, natural gas, natural gas liquids, and other minerals produced after the Effective Date attributable to Assignor’s interest in the Properties (the “Hydrocarbons”).

f. Permits. All environmental and other governmental (whether federal, state or local) permits, licenses, orders, authorizations, franchises and related instruments or rights relating to the ownership, operation or use of the Facilities (the “Permits”).

g. Records. To the extent transferable without material restriction or payment of a transfer or licensing fee under third party agreements, all of Assignor’s right, title and interest in and to all books, files, records, correspondence, studies, surveys, reports, geologic, proprietary geophysical and seismic data (including, raw data and any interpretative data or information relating to such geologic, geophysical and seismic data) and other data in the actual possession or control of Assignor and relating to the operation of the Leases, Lands and Facilities, including without limitation, all title records, customer lists, supplier lists, sales materials, promotional materials, operational records, technical records, production and processing records, division order and lease right-of-way files, accounting files and contract files (the “Records”).

h. Participation Interest. The Participation Interests described in that certain Participation Interests Purchase Agreement dated of even date herewith (the “Purchase Agreement”), the terms of which are incorporated by reference as if fully set forth herein.

TO HAVE AND TO HOLD the Oil and Gas Properties unto Assignee and its successors and assigns, forever, subject, however, to the covenants, and terms and conditions set forth herein.

2. Special Warranty of Title. Assignor hereby agrees to warrant and defend title to the Oil and Gas Properties solely unto Assignee (and its affiliates) against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise. Assignee shall have full rights of substitution and subrogation to all warranties and covenants heretofore given by others not affiliated with Assignor with respect to the Leases or any part thereof.

3. Subrogation of Covenants and Warranties. To the extent transferable, Assignee shall be and is hereby subrogated to all covenants and warranties of title by parties (other than Affiliates of Assignor) heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the Oil and Gas Properties.

4. Further Assurances. Assignor and Assignee agree to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Assignment.

5. Subject to Purchase Agreement. This Assignment is expressly made subject to the terms of the Purchase Agreement. Sellers affirm that the representations and warranties contained in the Purchase Agreement are true and correct as of the Assignment Effective Date.

6. Assignment. This Assignment shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors, assigns and legal representatives. This Assignment is additionally subject to the BCP Farmout Agreement, and shall bear all lease and leasehold estate burdens affecting or burdening Assignor’s interest which are of record as of the Effective Date of this Agreement.

7. Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a Party by facsimile or electronic transmission shall be deemed an original signature hereto.

[The Remainder of this Page is Left Intentionally Blank]

EXECUTED and effective on this ____ day of _____________, 201__ (the “Assignment Effective Date”).

ASSIGNOR:

CARDINAL ENERGY GROUP, INC.

By:
Its:
Title:

ACKNOWLEDGMENT

THE STATE OF TEXAS	§
§
COUNTY OF _______	§

This instrument was acknowledged before me this ____ day of ____________, 2015, by _____________, known to me to be the ____________ of Cardinal Energy Group, Inc., a Nevada corporation, who affirmed that the foregoing instrument was signed on behalf of such corporation, and that the execution of this instrument was the free act and deed of such corporation.

Notary Public

My Commission Expires: ___________________

ASSIGNOR:

CEGX OF TEXAS, LLC

By:
Its:
Title:

ACKNOWLEDGMENT

THE STATE OF TEXAS	§
§
COUNTY OF _______	§

This instrument was acknowledged before me this ____ day of ____________, 2015, by _____________, known to me to be the ____________ of CEGX of Texas, LLC a Texas limited liability company, who affirmed that the foregoing instrument was signed on behalf of such company, and that the execution of this instrument was the free act and deed of such company.

Notary Public

My Commission Expires:___________________

ASSIGNOR:

[PARTNER NAME]

By:
Its:
Title:

ACKNOWLEDGMENT

THE STATE OF _____	§
§
COUNTY OF _______	§

This instrument was acknowledged before me this ____ day of ____________, 2015, by _____________, who affirmed that the foregoing instrument was signed on behalf of such [company/person], and that the execution of this instrument was the free act and deed of such [company/person].

Notary Public

My Commission Expires:___________________

ASSIGNEE:

KEYSTONE ENERGY, LLC

By:
Its:
Title:

ACKNOWLEDGMENT

THE STATE OF NEW YORK	§
§
COUNTY OF MANHATTAN	§

This instrument was acknowledged before me this ____ day of ____________, 2015, by _____________, known to me to be the ____________ of Keystone Energy, LLC, a Delaware limited liability company, who affirmed that the foregoing instrument was signed on behalf of such company, and that the execution of this instrument was the free act and deed of such company.

Notary Public

My Commission Expires:___________________

EXHIBIT A

to

Assignment of Oil, Gas and Mineral Leases

from

Cardinal Energy Group, Inc.

CEGX of Texas, LLC

And the Partners

to

Keystone Energy, LLC

Description of the Oil and Gas Properties

1. Leases

LEASE 1
DATED	August 14, 2008
LESSOR	Calvin L. Bradford and Pattie L. Bradford
LESSEE	Cotton Petroleum Corp. (“CPC”)
RECORDED	Vol. 529 P. 783

LEASE 2
DATED	August 4, 2008
LESSOR	Verlina Bradford
LESSEE	CPC
RECORDED	Vol. 529 P. 752

LEASE 3
DATED	August 4, 2008
LESSOR	Barbara Nell Stovall
LESSEE	CPC
RECORDED	Vol. 529 P. 754

LEASE 4
DATED	August 4, 2008
LESSOR	Wayne Stovall
LESSEE	CPC
RECORDED	Vol. 529 P. 756

LEASE 5
DATED	August 14, 2008
LESSOR	Larry R. Breeden
LESSEE	CPC
RECORDED	Vol. 529 P. 759

LEASE 6
DATED	August 14, 2008
LESSOR	Calvin L. Bradford and Pattie L. Bradford
LESSEE	CPC
RECORDED	Vol. 529 P. 580

LEASE 7
DATED	August 25, 2008
LESSOR	James G. Breeden
LESSEE	CPC
RECORDED	Vol. 529 P. 786

LEASE 8
DATED	March 12, 2010
LESSOR	Calvin L. Bradford
LESSEE	Bluff Creek Petroleum, LLC
RECORDED	Vol. 539 P. 479

LEASE 9
DATED	March 12, 2010
LESSOR	Calvin L. Bradford
LESSEE	BCP
RECORDED	Vol. 539 P. 481

LEASE 10
DATED	March 12, 2010
LESSOR	James G. Breeden
LESSEE	BCP
RECORDED	Vol. 539 P. 524

LEASE 11
DATED	March 12, 2010
LESSOR	Larry G. Breeden
LESSEE	BCP
RECORDED	Vol. 539 P. 526

LEASE 12
DATED	March 12, 2010
LESSOR	Wayne Stovall
LESSEE	BCP
RECORDED	Vol. 539 P. 528

INSOFAR AND ONLY INSOFAR, as these Oil, Gas & Mineral Leases cover all of the mineral rights in and to the below described, equipment and a two acre proration units associated with such Wells and equipment, and further limited from the surface down to 1500’ below the surface of such two acre tracts.

2. Wells

Well Name	Location (all in Blind Asylum Lands, Sections 2,3,4 and 5 and T&P RR Company)	County	Working Interest (%)	Net Revenue (%)
Bradford 1A	1313 FNL and 1954 FWL of Sec.4	Shackelford	93.75	70.3125

Bradford 2A	1106 FNL and 1663 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 3A	923 FNL and 1303 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 4A	194 FNL and 2189 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 5A	1145 FNL and 2205 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 6A	1379 FNL and 1535 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 7A	1224 FNL and 1279 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 9A	1587 FNL and 2062 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 1B	1621 FNL and 2007 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 2B	1504 FNL and 1650 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 3B	1727 FNL and 1310 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 5B	1232 FNL and 1777 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 6B	1307 FNL and 1421 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 7B	1539 FNL and 1073 FEL of Sec. 4	Shackelford	93.75	70.3125

EXHIBIT E

OIL AND GAS PROPERTIES

3. Oil and Gas Leasehold

LEASE 1
DATED	August 14, 2008
LESSOR	Calvin L. Bradford and Pattie L. Bradford
LESSEE	Cotton Petroleum Corp. (“CPC”)
RECORDED	Vol. 529 P. 783

LEASE 2
DATED	August 4, 2008
LESSOR	Verlina Bradford
LESSEE	CPC
RECORDED	Vol. 529 P. 752

LEASE 3
DATED	August 4, 2008
LESSOR	Barbara Nell Stovall
LESSEE	CPC
RECORDED	Vol. 529 P. 754

LEASE 4
DATED	August 4, 2008
LESSOR	Wayne Stovall
LESSEE	CPC
RECORDED	Vol. 529 P. 756

LEASE 5
DATED	August 14, 2008
LESSOR	Larry R. Breeden
LESSEE	CPC
RECORDED	Vol. 529 P. 759

LEASE 6
DATED	August 14, 2008
LESSOR	Calvin L. Bradford and Pattie L. Bradford
LESSEE	CPC
RECORDED	Vol. 529 P. 580

LEASE 7
DATED	August 25, 2008
LESSOR	James G. Breeden
LESSEE	CPC
RECORDED	Vol. 529 P. 786

LEASE 8
DATED	March 12, 2010
LESSOR	Calvin L. Bradford
LESSEE	Bluff Creek Petroleum, LLC
RECORDED	Vol. 539 P. 479

LEASE 9
DATED	March 12, 2010
LESSOR	Calvin L. Bradford
LESSEE	BCP
RECORDED	Vol. 539 P. 481

LEASE 10
DATED	March 12, 2010
LESSOR	James G. Breeden
LESSEE	BCP
RECORDED	Vol. 539 P. 524

LEASE 11
DATED	March 12, 2010
LESSOR	Larry G. Breeden
LESSEE	BCP
RECORDED	Vol. 539 P. 526

LEASE 12
DATED	March 12, 2010
LESSOR	Wayne Stovall
LESSEE	BCP
RECORDED	Vol. 539 P. 528

INSOFAR AND ONLY INSOFAR, as these Oil, Gas & Mineral Leases cover all of the mineral rights in and to the below described, equipment and a two acre proration units associated with such Wells and equipment, and further limited from the surface down to 1500’ below the surface of such two acre tracts.

4. Wells

Well Name	Location (all in Blind Asylum Lands, Sections 2,3,4 and 5 and T&P RR Company)	County	Working Interest (%)	Net Revenue (%)
Bradford 1A	1313 FNL and 1954 FWL of Sec.4	Shackelford	93.75	70.3125

Bradford 2A	1106 FNL and 1663 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 3A	923 FNL and 1303 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 4A	194 FNL and 2189 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 5A	1145 FNL and 2205 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 6A	1379 FNL and 1535 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 7A	1224 FNL and 1279 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 9A	1587 FNL and 2062 FWL of Sec. 4	Shackelford	93.75	70.3125

Bradford 1B	1621 FNL and 2007 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 2B	1504 FNL and 1650 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 3B	1727 FNL and 1310 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 5B	1232 FNL and 1777 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 6B	1307 FNL and 1421 FEL of Sec. 4	Shackelford	93.75	70.3125

Bradford 7B	1539 FNL and 1073 FEL of Sec. 4	Shackelford	93.75	70.3125

5. Farmout Agreement

[See attached copy]

EXHIBIT F

A.A.P.L. FORM 610 - 1989

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

June 1	,	2015	,
year

OPERATOR	CEGX of TEXAS, LLC (Texas Operator #140712)

CONTRACT AREA	Blind Asylum Lands, Section 2,3,4,5, and T & P R.R. Company,

Section 21, Block 11

COUNTY OR PARISH OF	Shackelford	,	STATE OF	Texas

COPYRIGHT 1989 – ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD. FORT WORTH, TEXAS, 76137, APPROVED FORM.

A.A.P.L. NO. 610 – 1989

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

i

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

TABLE OF CONTENTS

	D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	15
	E. WAIVER OF RIGHTS TO PARTITION:	15
	F. PREFERENTIAL RIGHT TO PURCHASE:	15
IX.	INTERNAL REVENUE CODE ELECTION	15
X.	CLAIMS AND LAWSUITS	15
XI.	FORCE MAJEURE	16
XII.	NOTICES	16
XIII.	TERM OF AGREEMENT	16
XIV.	COMPLIANCE WITH LAWS AND REGULATIONS	16
	A. LAWS, REGULATIONS AND ORDERS:	16
	B. GOVERNING LAW:	16
	C. REGULATORY AGENCIES:	16
XV.	MISCELLANEOUS	17
	A. EXECUTION:	17
	B. SUCCESSORS AND ASSIGNS:	17
	C. COUNTERPARTS:	17
	D. SEVERABILITY	17
XVI.	OTHER PROVISIONS	17

ii

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between CEGX of Texas, LLC, hereinafter designated and referred to as “Operator,” and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WITNESSETH:

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A,” and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I.

DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A. The term “AFE” shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

B. The term “Completion” or “Complete” shall mean a single operation intended to complete a well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

C. The term “Contract Area” shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit “A.”

D. The term “Deepen” shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the lesser.

E. The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

F. The term “Drilling Unit” shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

G. The term “Drillsite” shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.

H. The term “Initial Well” shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

I. The term “Non-Consent Well” shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

J. The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

K. The term “Oil and Gas” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

L. The term “Oil and Gas Interests” or “Interests” shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

M. The terms “Oil and Gas Lease,” “Lease” and “Leasehold” shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

N. The term “Plug Back” shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.

O. The term “Recompletion” or “Recomplete” shall mean an operation whereby a Completion in one Zone is abandoned in order to attempt a Completion in a different Zone within the existing wellbore.

P. The term “Rework” shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

Q. The term “Sidetrack” shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

R. The term “Zone” shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

Unless the context otherwise clearly indicates, words used in the singular include the plural, the word “person” includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

ARTICLE II.

EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

[X]		A. Exhibit “A,” shall include the following information:

(1) Description of lands subject to this agreement,

(2) Restrictions, if any, as to depths, formations, or substances,

(3) Parties to agreement with addresses and telephone numbers for notice purposes,

(4) Percentages or fractional interests of parties to this agreement,

(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

(6) Burdens on production.

	B.	Exhibit “B,” Form of Lease.

[X]	C.	Exhibit “C,” Accounting Procedure.

[X]	D.	Exhibit “D,” Insurance.

	E.	Exhibit “E,” Gas Balancing Agreement.

	F.	Exhibit “F,” Non-Discrimination and Certification of Non-Segregated Facilities.

	G.	Exhibit “G,” Tax Partnership.

	H.	Other:

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

If any provision of any exhibit, except Exhibits “E,” “F” and “G,” is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

ARTICLE III.

INTERESTS OF PARTIES

A. Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A.” In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area up to, but not in excess of, 25.5% and shall indemnify, defend and hold the other parties free from any liability therefor. Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated herein, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden. However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party’s lessor or royalty owner, and if such other party’s lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

Nothing contained in this Article III.A. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties’ undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

B. Subsequently Created Interests:

If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a “Subsequently Created Interest.” Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit “A,” such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party’s Lease or Interest to exceed the amount stipulated in Article III.A. above.

The party whose interest is burdened with the Subsequently Created Interest (the “Burdened Party”) shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.A. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV.

TITLES

A. Title Examination:

Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and, if a majority in interest of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire Drilling Unit, or maximum anticipated Drilling Unit, of the well. The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases. Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions shall be furnished to each Drilling Party. Costs incurred by Operator in procuring abstracts, fees paid outside attorneys for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions) and other direct charges as provided in Exhibit “C” shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A.” Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by such party. Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings. Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit “C.” Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

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No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by all of the Drilling Parties in such well.

B. Loss or Failure of Title:

1. Failure of Title: Should any Oil and Gas Interest or Oil and Gas Lease be lost through failure of title, which results in a reduction of interest from that shown on Exhibit “A,” the party credited with contributing the affected Lease or Interest (including, if applicable, a successor in interest to such party) shall have ninety (90) days from final determination of title failure to acquire a new lease or other instrument curing the entirety of the title failure, which acquisition will not be subject to Article VIII.B., and failing to do so, this agreement, nevertheless, shall continue in force as to all remaining Oil and Gas Leases and Interests; and,

(a) The party credited with contributing the Oil and Gas Lease or Interest affected by the title failure (including, if applicable, a successor in interest to such party) shall bear alone the entire loss and it shall not be entitled to recover from Operator or the other parties any development or operating costs which it may have previously paid or incurred, and there shall be additional liability on its part to the other parties hereto by reason of such title failure;

(b) There shall be no retroactive adjustment of expenses incurred or revenues received from the operation of the Lease or Interest which has failed, but the interests of the parties contained on Exhibit “A” shall be revised on an acreage basis, as of the time it is determined finally that title failure has occurred, so that the interest of the party whose Lease or Interest is affected by the title failure will thereafter be reduced in the Contract Area by the amount of the Lease or Interest failed;

(c) If the proportionate interest of the other parties hereto in any producing well previously drilled on the Contract Area is increased by reason of the title failure, the party who bore the costs incurred in connection with such well attributable to the Lease or Interest which has failed shall receive the proceeds attributable to the increase in such interest (less costs and burdens attributable thereto) until it has been reimbursed for unrecovered costs paid by it in connection with such well attributable to such failed Lease or Interest;

(d) Should any person not a party to this agreement, who is determined to be the owner of any Lease or Interest which has failed, pay in any manner any part of the cost of operation, development, or equipment, such amount shall be paid to the party or parties who bore the costs which are so refunded;

(e) Any liability to account to a person not a party to this agreement for prior production of Oil and Gas which arises by reason of title failure shall be borne severally by each party (including a predecessor to a current party) who received production for which such accounting is required based on the amount of such production received, and each such party shall severally indemnify, defend and hold harmless all other parties hereto for any such liability to account;

(f) No charge shall be made to the joint account for legal expenses, fees or salaries in connection with the defense of the Lease or Interest claimed to have failed, but if the party contributing such Lease or Interest hereto elects to defend its title it shall bear all expenses in connection therewith; and

(g) If any party is given credit on Exhibit “A” to a Lease or Interest which is limited solely to ownership of an interest in the wellbore of any well or wells and the production therefrom, such party’s absence of interest in the remainder of the Contract Area shall be considered a Failure of Title as to such remaining Contract Area unless that absence of interest is reflected on Exhibit “A.”

2. Loss by Non-Payment or Erroneous Payment of Amount Due: If, through mistake or oversight, any rental, shut-in well payment, minimum royalty or royalty payment, or other payment necessary to maintain all or a portion of an Oil and Gas Lease or interest is not paid or is erroneously paid, and as a result a Lease or Interest terminates, there shall be significant monetary liability against the party who failed to make such payment. Unless the party who failed to make the required payment secures a new Lease or Interest covering the same interest within ninety (90) days from the discovery of the failure to make proper payment, which acquisition will not be subject to Article VIII.B., the interests of the parties reflected on Exhibit “A” shall be revised on an acreage basis, effective as of the date of termination of the Lease or Interest involved, and the party who failed to make proper payment will no longer be credited with an interest in the Contract Area on account of ownership of the Lease or Interest which has terminated.

3. Other Losses: All losses of Leases or Interests committed to this agreement, other than those set forth in Articles IV.B.1. and IV.B.2. above, shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit “A.” This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

4. Curing Title: In the event of a Failure of Title under Article IV.B.1. or a loss of title under Article IV.B.2. above, any Lease or Interest acquired by any party hereto (other than the party whose interest has failed or was lost) during the ninety (90) day period provided by Article IV.B.1. and Article IV.B.2. above covering all or a portion of the interest that has failed or was lost shall be offered at cost to the party whose interest has failed or was lost, and the provisions of Article VIII.B. shall not apply to such acquisition.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ARTICLE V.

OPERATOR

A. Designation and Responsibilities of Operator:

CEGX of Texas, LLC shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: If Operator terminates its legal existence or, in the sole opinion of the Non-operator, is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator may be removed affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of thirty (30) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator’s interest to any single subsidiary, parent or successor corporation shall also be the legal basis for removal of Operator.

2. Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the affirmative vote of the sole party owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed or resigned. The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator. Any cost of obtaining or copying the former Operator’s records and data shall be charged to the joint account.

3. Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor. During the period of time the operating committee controls operations, all actions shall require the approval of the party owning a majority interest based on ownership as shown on Exhibit “A.”

C. Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D. Rights and Duties of Operator:

1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C.” Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

3. Protection from Liens: Subject to the timely receipt of funds as agreed to by Non-operator, Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered materials supplied.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

4. Custody of Funds: Subject to the terms of the separate loan agreement(s) between the Parties, Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator’s sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator’s books and records relating thereto. Such access rights shall not be exercised in a manner interfering with Operator’s conduct of an operation hereunder but shall obligate Operator to furnish any geologic or geophysical data of an interpretive nature. Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information. Any audit of Operator’s records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit “C.”

6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial Well:

(a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced.

(b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C.” Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D” attached hereto and made a part hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile liability insurance is specified in said Exhibit “D,” or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment.

ARTICLE VI.

DRILLING AND DEVELOPMENT

A. Initial Well:

On or before the 1 day of August, 2015, Operator shall commence the drilling of the Initial Well at the following location:

A location identified by Operator and approved by Non-operator.

and shall thereafter continue the drilling of the well with due diligence to:

at least 50 feet below the base of the Hope Formation.

The drilling of the Initial Well and the participation therein by all parties is obligatory, subject to Article VI.C.1. as to participation in Completion operations and Article VI.F. as to termination of operations and Article XI as to occurrence of force majeure.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

B. Subsequent Operations:

1. Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty-eight (48) hours, exclusive of Saturday, Sunday and legal holidays. Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of- way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation, reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance with Article VI.B.5. in the event of a Sidetracking operation.

2. Operations by Less Than All Parties:

(a) Determination of Participation. If any party to whom such notice is delivered as provided in Article VI.B.1. or VI.C.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work. The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party, within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party’s interest as shown on Exhibit “A” or (ii) carry only its proportionate part (determined by dividing such party’s interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties’ interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties’ interests together with all or a portion of its proportionate part of any Non-Consenting Parties’ interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period. If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties. If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-Consenting Party’s interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking, Deepening, Recompleting or Plugging Back, or a Completion pursuant to Article VI.C.1. Option No. 2, all of such Non-Consenting Party’s interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate. Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

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(i) 500% of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

(ii) 500% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non-Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a). If any such Non-Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party’s interest.

(c) Reworking, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount. Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount. Any such Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties 100% of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein. If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party’s share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem, production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party’s share of production not excepted by Article III.C.

In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing, Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings. Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding month. In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the day following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Recompleting or Plugging Back of said well. Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit “C” attached hereto.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party’s notice proposing a Reworking, Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties.

4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of which the parties were given notice under Article VI.B.1. (“Initial Objective”). Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non-Consenting Parties). Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2. If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non-Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party’s share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties’ proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit “C.” If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non-Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party’s proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party’s proportionate share of the cost of the well’s salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit “C.”

6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party’s alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal. Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the subject of the proposals, to participate in one of the competing proposals. Any party not electing within the time required shall be deemed not to have voted. The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, if a drilling rig is on location). Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within such period shall be deemed an election not to participate in the prevailing proposal.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone.

8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C. Completion of Wells; Reworking and Plugging Back:

1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling, Deepening or Sidetracking shall include:

[X]	Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.

[ ]	Option No. 2: All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well. When such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to participate in a Completion attempt whether or not Operator recommends attempting to Complete the well, together with Operator’s AFE for Completion costs if not previously provided. The parties receiving such notice shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an accompanying AFE. Operator shall deliver any such Completion proposal, or any Completion proposal conflicting with Operator’s proposal, to the other parties entitled to participate in such Completion in accordance with the procedures specified in Article VI.B.6. Election to participate in a Completion attempt shall include consent to all necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface facilities but excluding any stimulation operation not contained on the Completion AFE. Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the Completion attempt; provided, that Article VI.B.6. shall control in the case of conflicting Completion proposals. If one or more, but less than all of the parties, elect to attempt a Completion, the provision of Article VI.B.2. hereof (the phrase “Reworking, Sidetracking, Deepening, Recompleting or Plugging Back” as contained in Article VI.B.2. shall be deemed to include “Completing”) shall apply to the operations thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier Completions or Recompletion have recouped their costs pursuant to Article VI.B.2.; provided further, that any recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in which the Completion attempt is made. Election by a previous Non-Consenting party to participate in a subsequent Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt, insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a Completion attempt.

2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D. Other Operations:

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Twenty Thousand Dollars ($20,000) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof. Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively be those Articles). Operator shall deliver such proposal to all parties entitled to participate therein. If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 100% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

E. Abandonment of Wells:

1. Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of Non-operator. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well. Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent Non-Operator. If Non-Operator consents to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. Failure of a party to reply within sixty (60) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal. If, within sixty (60) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well’s salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. If the interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non-abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit “B.” The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located. The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as provided in Article VI.B.2.(b).

F. Termination of Operations:

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing 100% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G. Taking Production in Kind:

[ ]	Option No. 1: Gas Balancing Agreement Attached

Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser. Any purchase or sale by Operator of any other party’s share of Oil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market. The sale or delivery by Operator of a non-taking party’s share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties’ separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportion-ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit “E” or is a separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

[X]	Option No. 2: No Gas Balancing Agreement:

Each party may take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditures incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil and/or Gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil and/or Gas or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered to a purchaser; provided, however, that the effective date of any such revocation may be deferred at Operator’s election for a period not to exceed ninety (90) days if Operator has committed such production to a purchase contract having a term extending beyond such ten (10) -day period. Any purchase or sale by Operator of any other party’s share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation fee equal to that received under any existing market or transportation arrangement. The sale or delivery by Operator of a non-taking party’s share of production under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase of Oil and Gas and no sale of Gas shall be made by Operator without first giving the non-taking party ten days written notice of such intended purchase or sale and the price to be paid or the pricing basis to be used. Operator shall give notice to all parties of the first sale of Gas from any well under this Agreement.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

ARTICLE VII.

EXPENDITURES AND LIABILITY OF PARTIES

A. Liability of Parties:

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing the operating the Contract Area. Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

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B. Liens and Security Interests:

Operator grants to Non-Operator(s) hereto a lien upon any interest Operator now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

To perfect the lien and security agreement provided herein, Operator shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by Non-Operator(s) hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder. Any party may file this agreement, the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest as provided in “Exhibit C,” has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within sixty (60) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder. Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C. Advances:

Operator shall not have the right to demand and receive from Non-Operator(s) payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations Hereunder.

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D. Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable. For purposes of this Article VII.D., all notices and elections shall be delivered only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator. Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit “C” attached hereto. Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit “C,” provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4. Costs and Attorneys’ Fees: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney’s fee, which the lien provided for herein shall also secure.

E. Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments. In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F. Taxes:

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest. Operator shall pay all tax payments in the manner provided in Exhibit “C.”

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If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued.

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of Oil and Gas produced under the terms of this agreement.

ARTICLE VIII.

ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A. Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit “B.” Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter’s interest in any well’s salvable materials and equipment attributable to the assigned or leased acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit. If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B. Renewal or Extension of Leases:

If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease. The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party.

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease. The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit “A,” but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement.

If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein. Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C. Acreage or Cash Contributions:

While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area.

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If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D. Assignment; Maintenance of Uniform Interest:

For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells, equipment and production unless such disposition covers either:

1. the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or

2. an equal undivided percent of the party’s present interest in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production in the Contract Area.

Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

~~F. Preferential Right to Purchase:~~

~~Should any party desire to sell all or any part of its interests under this agreement, or its rights and interests in the Contract Area, it shall promptly give written notice to the other parties, with full information concerning its proposed disposition, which shall include the name and address of the prospective transferee (who must be ready, willing and able to purchase), the purchase price, a legal description sufficient to identify the property, and all other terms of the offer. The other parties shall then have an optional prior right, for a period of thirty (30) days after the notice is delivered, to purchase for the stated consideration on the same terms and conditions the interest which the other party proposes to sell; and, if this optional right is exercised, the purchasing parties shall share the purchased interest in the proportions that the interest of each bears to the total interest of all purchasing parties. However, there shall be no preferential right to purchase in those cases where any party wishes to mortgage its interests, or to transfer title to its interests to its mortgagee in lieu of or pursuant to foreclosure of a mortgage of its interests, or to dispose of its interests by merger, reorganization, consolidation, or by sale of all or substantially all of its Oil and Gas assets to any party, or by transfer of its interests to a subsidiary or parent company or to a subsidiary of a parent company, or to any company in which such party owns a majority of the stock.~~

ARTICLE IX.

INTERNAL REVENUE CODE ELECTION

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit “G” or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter 1, Subtitle “A,” of the Internal Revenue Code of 1986, as amended (“Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761. Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K,” Chapter 1, Subtitle “A,” of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

ARTICLE X.

CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Ten Thousand Dollars ($10,000) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling settling, or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

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ARTICLE XI.

FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term “force majeure,” as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII.

NOTICES

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit “A.” All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received. “Receipt” for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or 48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

ARTICLE XIII.

TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

[X]	Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

[ ]	Option No. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying quantities, this agreement shall continue in force so long as any such well is capable of production, and for an additional period of days thereafter; provided, however, if, prior to the expiration of such additional period, one or more of the parties hereto are engaged in drilling, Reworking, Deepening, Sidetracking, Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall continue in force until such operations have been completed and if production results therefrom, this agreement shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re-completing, Plugging Back or Reworking operations are commenced within days from the date of abandonment of said well. “Abandonment” for such purposes shall mean either (i) a decision by all parties not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any operations on the well, whichever first occurs.

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon request of Operator, if Operator has satisfied all its financial obligations.

ARTICLE XIV.

COMPLIANCE WITH LAWS AND REGULATIONS

A. Laws, Regulations and Orders:

This agreement shall be subject to the applicable laws of the state in which the Non-Operator designates, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B. Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which the Non-Operator(s) designates.

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C. Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator’s share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

ARTICLE XV.

MISCELLANEOUS

A. Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination. In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest. In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit “A” as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B. Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C. Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D. Severability:

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI.

OTHER PROVISIONS

1.	Contract Operator: The parties acknowledge that CEGX of Texas, LLC, the Operator hereunder, owns no interest in the Contract Area and serves as a contract Operator only. Notwithstanding any other provision of this Agreement, operations under Article VI may only be proposed owners of an interest in the Contract Area. Operators shall conduct operations under this Agreement only upon instruction from the Non Operator(s).

2.	Geologic Evaluation: Operator shall have conducted an updated geologic review of the Contract Area by, in the sole opinion of the Non-Operator(s), a qualified geologist, PRIOR TO drilling and wells in the Contract Area. Such evaluation shall be detailed to the extent that a;; members of the gross Tannehill Sand Body within the Contract area shall be identified to the best ability of the geologist, and include structure and isopach maps, as well as East-West and North-South cross sections with perforated intervals noted.

3.	Updated Geologic Evaluations: Operator shall have a geologist to update the geologic update contemplated above after the drilling of each and every well drilled in the Contract Area, and prior to drilling additional wells.

4.	Operator shall be obligated to comply with written operational directions, if any, provided by Non-Operator(s) technical advisor(s).

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

IN WITNESS WHEREOF, this agreement shall be effective as of the                      day of                                                    ,                        .

                                                                         , who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception listed below, is identical to the AAPL Form 610-1989 Model Form Operating Agreement, as published in computerized form by Forms On-A-Disk, Inc. No changes, alternations, or modifications, other than those made by strikethrough and/or type-over and that are clearly recognizable as changes in Articles                                                                                                                                                            , have been made to the form.

ATTEST OR WITNESS:		OPERATOR

By

Type or print name

Title

Date

Tax ID or S.S. No.

NON-OPERATORS

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ACKNOWLEDGMENTS

Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts. The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual acknowledgment:

State of                                                )

                                                              ) ss.

County of                                                )

This instrument was acknowledged before me on

by

(Seal, if any)

Title (and Rank)

My commission expires:

Acknowledgment in representative capacity:

State of                                                )

                                                              ) ss.

County of                                                )

This instrument was acknowledged before me on

by	as

of	.

(Seal, if any)

Title (and Rank)

My commission expires:

EXHIBIT G

WIRING INSTRUCTIONS FOR 1031

Wiring Instructions – Qualified Intermediary

Petroleum Strategies, Inc.

WIRING / PAYMENT INSTRUCTIONS

FOR FUNDS BEING DELIVERED TO PETROLEUM STRATEGIES, INC., ON
BEHALF OF A SELLER (EXCHANGOR) IN

LIKE-KIND EXCHANGE TRANSACTIONS

BANK:	TEXAS CAPITAL BANK
Dallas, Texas
ABA/Routing No:
CREDIT ACCOUNT NO.:
Account Name:	Petroleum Strategies, Inc.
For Further Credit to:	Petroleum Strategies, Inc. as QI for BJVP

Schedule 9.n.

Listing of Wells Not In Compliance

There are no Bradford A & B wells not in compliance. The following table list the wells’ statuses.

BRADFORD A & B COMPLIANCE 5/05/2015

WELL NAME	#	API	LEASE #	W-10	W-3X	W-3C	H-5	H-10	H-15	W-3A	STATUS
Bradford A	1A	41739001	30449	9/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford A	2A	41739061	30449	N/A	N/A	N/A	9/2015	9/2015	N/A	NO	INJECTION

Bradford A	3A	41739172	30449	9/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford A	4A	41739240	30449	9/2015	N/A	N/A	N/A	N/A	N/A	NO	WATER SOURCE

Bradford A	5A	41739506	30449	12/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford A	6A	41739507	30449	9/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford A	7A	41739508	30449	12/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford A W-2 filed	8A	41739538	30449								NOT COMPLETED

Bradford A	9A	41739537	30449	11/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford A	10A	417-39533	30449								APPROVED

Bradford A	13A	41739555	30449								APPROVED

Bradford A	14A	41739556	30449								APPROVED

Bradford B	1B	41739002	30450	9/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford B	2B	41739060	30450	9/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford B	3B	41739171	30450	9/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford B	4B	41739505	30450	N/A	N/A	N/A	11/2015	9/2015	N/A	NO	INJECTION

Bradford B	5B	41739510	30450	12/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford B	6B	41739504	30450	10/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford B	7B	41739511	30450	10/2015	N/A	N/A	N/A	N/A	N/A	NO	PRODUCER

Bradford B	8B	41739512	30450							W-3	PLUGGED

Bradford B	9B	41739509	30450								CANCELLED

Bradford B W-2 filed	10B	41739548	30450								NOT COMPLETED

Bradford B	11B	41739535	30450								CANCELLED

Bradford B	12B	41739534	30450								CANCELLED

Bradford B	13B	41739537	30450							W-3	PLUGGED

Bradford B	14	41739553	30450								CANCELLED

Bradford B	14B	41739561	30450								APPROVED

Bradford B	17B	41739554	30450								APPROVED

Schedule 9.s.

Wells That Need to Be Plugged, Etc.

There are no wells that need to be plugged, etc. The following summarizes the status of the wells.

Wells That Need to Be Plugged, Repaired, Reworked and/or Completed

Description	Well Name	Work To Complete
Needs Completed	8A	Complete Well
Needs Completed	10B	Complete Well
Needs Completed	4B	Complete Well
Needs Repaired	A5	Change pump on Well
Needs Repaired	A1	Change pump on Well
Needs Repaired	A3	Change pump on Well
Needs Repaired	1B	Change pump on Well
Needs Repaired	A6	Change pump on Well
Needs Repaired	A7	Change pump on Well
Workover / Reworked	A4	Add Perforations to Well